CHOU AMERICA MUTUAL FUNDS

Supplement dated June 20, 2019 to the Prospectus dated May 1, 2019, as supplemented

1.	The paragraph entitled “Covered Call Option Risk” under the “Principal Risk Factors“ section on page 18 of the Prospectus, is hereby deleted in its entirety and replaced with the following:

Covered Call Option Risk. The purchaser of a call option has the right to any appreciation in the value of the security of the exercise price on the expiration date. The Funds’ investments in options may be settled in cash or settled by delivery of the securities underlying the option. The premium the Funds receive is the maximum profit the Funds can realize from the option. The loss potential from writing an uncovered option is generally unlimited. The value of options written by the Funds, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying security on which an option is written, changes in the actual or perceived volatility of the stock market and the remaining time to the options. The value of options also may be adversely affected if the market for the options becomes less liquid or smaller.

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For more information, please contact a Fund customer service representative toll free at
(877) 682-6352.

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